SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                    ____________________________________


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): February 24, 2004


                           PENNICHUCK CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


NEW HAMPSHIRE                        0-18552         02-0177370
-------------                        -------         ----------
(State or other jurisdiction       (Commission       (IRS Employer
of incorporation)                  File Number)      Identification Number)


               Four Water Street, Nashua, New Hampshire 03060
               ----------------------------------------------
        (Address of principal executive offices, including Zip Code)


                               (603) 882-5191
                               --------------
            (Registrant's telephone number, including area code)


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Item 7 - Financial Statements and Exhibits.
-------------------------------------------

      (c)   The following exhibit is submitted herewith:

      Exhibit No.     Description
      -----------     -----------

      Exhibit 99.1 Press Release - "Pennichuck Corporation Announces 2003 Earnings" dated February 24, 2004


Item 12 - Results of Operations and Financial Condition.
--------------------------------------------------------

On February 24, 2004, Pennichuck Corporation issued a press release announcing its results of operations for the year ended December 31, 2003. A copy of the press release dated February 24, 2004 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Pennichuck Corporation
                                       ----------------------
                                             Registrant


Dated: February 24, 2004               /s/ Charles J. Staab
                                       --------------------
                                       Charles J. Staab, Vice President,
                                       Treasurer and Chief Financial Officer


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                              LIST OF EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 Press Release - "Pennichuck Corporation Announces 2003 Earnings" dated February 24, 2004


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